Vanguard Tax-Exempt Money Market Fund

Vanguard Short-Term Tax-Exempt Fund

Supplement to the Prospectus and Summary Prospectus Dated
February 24, 2015

Important Change to the Funds

Pamela Wisehaupt Tynan will retire from Vanguard at the end of February 2016 and will no longer serve as portfolio manager for Vanguard Tax-Exempt Money
Market Fund and Vanguard Short-Term Tax-Exempt Fund. Upon Ms. Tynan’s
retirement, Justin A. Schwartz, CFA, will assume portfolio management responsibilities for each Fund. Mr. Schwartz will also assume direct oversight responsibility for all tax-exempt money market funds managed by the Fixed
Income Group. He has been with Vanguard since 2004, has worked in investment management since 2005, and has managed investment portfolios since 2010. He received his B.S. from the University of Richmond.

CFA® is a registered trademark owned by CFA Institute.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor. PS 045 012016

Vanguard Municipal Bond Funds

Supplement to the Statement of Additional Information Dated February 24, 2015

Important Change to Vanguard Tax-Exempt Money Market Fund and Vanguard Short-Term Tax-Exempt Fund

Pamela Wisehaupt Tynan will retire from Vanguard at the end of February 2016 and will no longer serve as portfolio manager for Vanguard Tax-Exempt Money Market Fund and Vanguard Short-Term Tax-Exempt Fund. Upon Ms. Tynan’s
retirement, Justin A. Schwartz, CFA, will assume portfolio management responsibilities for each Fund. Mr. Schwartz will also assume direct oversight responsibility for all tax-exempt money market funds managed by the Fixed Income
Group. He has been with Vanguard since 2004, has worked in investment management since 2005, and has managed investment portfolios since 2010. He received his B.S. from the University of Richmond.

CFA® is a registered trademark owned by CFA Institute.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 045A 012016